TODOS MEDICAL LTD.
121 DERECH MENACHEM BEGIN
30TH FLOOR
TEL AVIV, 6701203 ISRAEL

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on July 25, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TOMDF2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on July 25, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D57332-P59760

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TODOS MEDICAL LTD.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4, 5, 6 and 7.

		For	Against	Abstain
1.	Amend Todos' Articles of Association: (a) to authorize the creation of 50,000 (fifty thousand) redeemable Preferred A Shares of the Company, that the Company may in the future be entitled to issue in exchange for two outstanding Convertible Notes issued by the Company to Yozma Global Genomic Fund 1 in accordance with their terms (b) to authorize the creation of five thousand (five thousand) redeemable Preferred B Shares of the Company, pursuant to the Company's exercise of its exclusive option to acquire Provista Diagnostics, Inc.; (c) to increase the Company's authorized share capital to permit the issuance of a total of up to 5,000,000,000 (five billion) ordinary shares of the Company; and (d) to allow the Company to fulfil relevant provisions of U.S. law in lieu of Israeli law requirements regarding External Directors, if and to the extent allowed to do so under Israeli corporate law and regulations.	☐	☐	☐
2.	Approve the compensation packages recommended by the Compensation Committee and approved by the Board, including compensation for each of the Company's currently serving Directors and C-level officers, as well as for the External Directors to be elected at the Meeting.	☐	☐	☐

		Yes	No
2a	**Are you a controlling shareholder of the Company?**	☐	☐
2b	**Are you acting on behalf of the Company?**	☐	☐
2c	**Do you have a Personal Interest in the approval of Proposal #2?**	☐	☐

		For	Against	Abstain
3.	Elect Lauren Chung as an External Director of the Company for a term ending on July 26, 2024, and elect Moshe Schlisser as an External Director of the Company for a term ending July 26, 2024.	☐	☐	☐

		Yes	No
3a	**Are you a controlling shareholder of the Company?**	☐	☐
3b	**Are you acting on behalf of the Company?**	☐	☐
3c	**Do you have a Personal Interest in the approval of Proposal #3?**	☐	☐

		For	Against	Abstain
4.	Re-elect Gerald Commissiong, Dr. Herman Weiss, Daniel Hirsch and Moshe Abramovitz as directors of the Company for a term ending at the Company's next annual meeting, or their earlier resignation or removal.	☐	☐	☐
5.	Extend for an additional year the authority granted to the Company's Board of Directors to effect a reverse split of the Company's ordinary shares (as per resolution of the Company's Shareholders' Meeting of May 11, 2020), such that the authority so granted shall extend until July 26, 2022, and shall include a reverse split of the Company's entire share capital share at a ratio within the range from 1-for-2 up to 1-for 500, provided that the Company shall not effect reverse splits that, in the aggregate, exceed 1-for-500.	☐	☐	☐
6.	Adopt the Company's 2021 Equity Incentive Plan.	☐	☐	☐
7.	Ratify the appointment of Yarel and Company as the Company's Auditors for the 2021 financial year.	☐	☐	☐

NOTE: To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D57333-P59760

2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF TODOS MEDICAL LTD.

July 26, 2021
4:00 p.m., Israel Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Gerald Commissiong, CEO & Daniel Hirsch CFO, each as proxies, each with full power of substitution and re-substitution, to represent and vote as designated on the reverse side, all the ordinary shares of Todos Medical Ltd., held of record by the undersigned on June 28, 2021, at the Annual General Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/TOMDF2021, on Monday, July 26, 2021, at 4:00 p.m., local time or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy will be voted "FOR" Proposal Nos. 1, 2, 3, 4, 5, 6 and 7.

Continued and to be signed on reverse side